Filed pursuant to Rule 497(a)

File No. 333-179431

Rule 482ad

Hercules Technology Growth Capital, Inc. Announces the Exercise of Over-Allotment Option of $10.0 Million for a Total of $85.0 Million for Its Recent Public Offering of 7.00% Senior Notes Due 2019

Palo Alto, Calif., October 2, 2012 – Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (“Hercules”) announced that in connection with the recent public offering of $75,000,000 in aggregate principal amount of its 7.00% senior unsecured notes due 2019 (the “September 2019 Notes”), which closed on September 24, 2012, the underwriters have exercised their over-allotment option for an additional $10,000,000 of the September 2019 Notes, bringing the total size of the offering to $85,000,000. The September 2019 Notes trade on the New York Stock Exchange under the trading symbol “HTGY”.

Hercules intends to invest the net proceeds of this public offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

Stifel, Nicolaus & Company, Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and RBC Capital Markets, LLC acted as joint book-running managers of this offering. BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Janney Montgomery Scott LLC, JMP Securities LLC, Sterne, Agee & Leach, Inc., Stephens Inc. and Wunderlich Securities, Inc. acted as co-managers of this offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the September 2019 Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Technology Growth Capital, Inc.:

Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (“Hercules”), is a leading specialty finance firm providing loans to technology-related companies at all stages of development including technology, life science, and clean-tech industries. Since inception (December 2003), Hercules has committed more than $3.0 billion to over 210 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing.

Hercules’ common stock trades on the New York Stock Exchange (“NYSE”) under the ticker symbol “HTGC.”

In addition, Hercules has two outstanding bond issuances of 7.00% Senior Notes due 2019, which trade on the NYSE under the symbol “HTGZ” and “HTGY,” respectively.

Forward-Looking Statements:

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market turbulence, and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Hercules Technology Growth Capital, Inc.

Main, 650.289.3060 HT-HN

info@htgc.com

Sally Borg, 650.289.3066

sborg@htgc.com

OR

Market Street Partners

Linda Wells

415-445-3236

lwells@marketstreetpartners.com